EXHIBIT 10.1

ELEVENTH OMNIBUS AMENDMENT

THIS ELEVENTH OMNIBUS AMENDMENT (this “Amendment”), dated as of March 24, 2006, is entered into by and among CH FUNDING, LLC (the “Borrower”), ATLANTIC ASSET SECURITIZATION LLC, as an Issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer (“La Fayette”), FALCON ASSET SECURITIZATION CORPORATION, as an Issuer (“Falcon”), CALYON NEW YORK BRANCH, as the Administrative Agent (the “Administrative Agent”), as a Bank and as a Managing Agent (“Calyon”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”), as a Bank and as a Managing Agent, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (“U.S. Bank”), LLOYDS TSB BANK PLC, a banking corporation organized under the laws of England (hereinafter, together with its successors and assigns, “Lloyds”), as a Bank, and DHI MORTGAGE COMPANY, LTD., as the Servicer (the “Servicer”) and as the Seller (the “Seller”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Servicer, as the Seller, and the Borrower, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the Borrower, Atlantic, the Administrative Agent, and the Servicer (the “First Omnibus Amendment”) and the Second Omnibus Amendment, dated as of November 25, 2002, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Second Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (the “Collateral Agency Agreement”);

WHEREAS, the Borrower, as Debtor, the Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement, dated as of July 9, 2002, as amended by the Third Omnibus Amendment, dated as of April 18, 2003, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Third Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”);

WHEREAS, the Borrower, Atlantic, Falcon, JPMC, Lloyds, the Administrative Agent, and the Servicer, have entered into that certain Amended and Restated Loan Agreement, dated as of July 25, 2003, which incorporates the Loan Agreement amendments contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and completely replaces and supplants such Omnibus Amendments (as the same may be amended, restated, supplemented or modified from time to time, the “Restated Loan Agreement” and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the “Operative Documents);

WHEREAS, the Borrower, the Administrative Agent, U.S. Bank and the Servicer have entered into that certain Fourth Omnibus Amendment, dated as of July 25, 2003, which completely replaced and supplanted the preceding Omnibus Amendments;

WHEREAS, the Borrower, Calyon, U.S. Bank, JPMC, Lloyds, Danske Bank A/S, Cayman Islands Branch (together with its successors and assigns, “Danske”), and the Servicer entered into the Fifth Omnibus Amendment, dated as of December 22, 2003 (the “Fifth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, Danske, and the Servicer entered into the Sixth Omnibus Agreement, dated as of July 7, 2004 (the “Sixth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, Danske, and the Servicer entered into the Seventh Omnibus Agreement, dated as of June 29, 2005 (the “Seventh Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, U.S. Bank, Atlantic, La Fayette, Falcon and the Servicer entered into the Eighth Omnibus Agreement, dated as of September 26, 2005 (the “Eighth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, U.S. Bank, Atlantic, La Fayette, Falcon and the Servicer entered into the Ninth Omnibus Agreement, dated as of September 29, 2005 (the “Ninth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, U.S. Bank, Atlantic, La Fayette, Falcon and the Servicer entered into the Tenth Omnibus Agreement, dated as of February 28, 2006 (the “Tenth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, via certain assignment agreements, Danske assigned 100% of its interest to Calyon and Calyon assigned a portion of such interest to Lloyds; and

WHEREAS, the parties hereto desire to further amend the Operative Documents as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendment to Repurchase Agreement.

a. Article I is hereby amended by deleting both occurrences of the words “listed on Schedule IV” in clause (l) of the proviso to the definition of “Collateral Value” therein.

b. Article I is hereby amended by deleting the words “listed on Schedule IV to the Collateral Agency Agreement” in the definition of “Extended Time Period” therein.

Section 2. Amendment to Collateral Agency Agreement.

a. Exhibit D-1 is hereby amended by deleting both occurrences of the words “listed on Schedule IV” in clause (l) of the proviso to the definition of “Collateral Value” therein.

b. Exhibit D-1 is hereby amended by deleting the words “listed on Schedule IV to the Collateral Agency Agreement” in the definition of “Extended Time Period” therein.

c. Exhibit D-1 is hereby amended by deleting the definition of “Maximum Facility Amount” therein and replacing it with the following definition:

“Maximum Facility Amount” means $650,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

d. Section 3.4(b)(i) is hereby amended by deleting the proviso at the end thereof in its entirety.

e. Schedule III, Approved Investors, is hereby deleted in its entirety and replaced with the new Schedule III, attached hereto as Annex A hereto.

f. Schedule IV, Approved Investors with Extended Time Periods, is hereby deleted in its entirety.

g. The form of Exhibit D-6(a), “Bailee and Security Agreement Letter for Approved Investors,” is hereby deleted in its entirety and replaced with the new Exhibit D-6(a), attached as Annex B hereto.

h. The form of Exhibit D-6(c), “Bailee and Security Agreement Letter for Approved Investors Listed on Schedule IV,” is hereby deleted in its entirety.

Section 3. Amendment to Restated Loan Agreement.

a. Article I is hereby amended by deleting both occurrences of the words “listed on Schedule IV” in clause (l) of the proviso to the definition of “Collateral Value” therein.

b. Article I is hereby amended by deleting the words “listed on Schedule IV to the Collateral Agency Agreement” in the definition of “Extended Time Period” therein.

c. The definition of “Issuer Facility Amount” is hereby deleted in its entirety and replaced with the following definition:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $550,000,000, and (b) with respect to Falcon, on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

d. The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following definition:

“Maximum Facility Amount” means $650,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Agreement.”

e. Schedule I is hereby deleted in its entirety and replaced with Schedule I, Bank Commitments and Percentages, attached as Annex C hereto.

f. Schedule II, Approved Investors, is hereby deleted in its entirety and replaced with the new Schedule II, attached hereto as Annex A hereto.

g. The form of Exhibit D-6(a), “Bailee and Security Agreement Letter for Approved Investors,” is hereby deleted in its entirety and replaced with the new Exhibit D-6(a) attached as Annex B hereto.

h. The form of Exhibit D-6(c), “Bailee and Security Agreement Letter for Approved Investors Listed on Schedule IV,” is hereby deleted in its entirety.

Section 4. Operative Documents in Full Force and Effect as Amended.

Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 5. Miscellaneous.

a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein

b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).

{Signatures appear on the following pages.}

IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: CH FUNDING, LLC

By: /s/Mark C. Winter
Name: Mark C. Winter
Title: VP

ADMINISTRATIVE AGENT, CALYON NEW YORK BRANCH
BANK, AND MANAGING
AGENT:

By: /s/Anthony Brown
Name: Anthony Brown
Title: Vice President

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

ISSUER: ATLANTIC ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney in Fact

By: /s/Anthony Brown
Name: Anthony Brown
Title: Vice President

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

{Signatures continue on the following page.}

ISSUER: LA FAYETTE ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney in Fact

By: /s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

BANK AND

MANAGING AGENT: JPMORGAN CHASE BANK, N.A.

By: /s/Jill T. Lane
Name: Jill T. Lane
Title: Vice President

ISSUER: FALCON ASSET SECURITIZATION CORPORATION

By: /s/Jill T. Lane
Name: Jill T. Lane
Title: Vice President

SELLER AND SERVICER: DHI MORTGAGE COMPANY, LTD.

By: DHI Mortgage Company GP, Inc., formerly known as CH Mortgage Company GP, Inc., its general partner

By: /s/Mark C. Winter
Name: Mark C. Winter
Title: EVP, CFO

BANK: LLOYDS TSB BANK PLC

By: ./s/Daniela Chun
Name: Daniela Chun
Title: Assistant Vice President
Structured Finance, USA
C-031

By: /s/Ian Dimmock
Name: Ian Dimmock
Title: Vice President
Structured Finance
D080

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION

By: /s/Edwin D. Jenkins
Name: Edwin D. Jenkins
Title:SeniorVicePresident

SCHEDULE II TO LOAN AGREEMENT /
SCHEDULE III TO COLLATERAL AGENCY AGREEMENT

APPROVED INVESTORS

Investors Name	Fitch		Moody's	S&P	Concentration Limit
Bank of America	AA-/F1+		Aa2/P-1	A+/A-1	NA
Colorado Housing and Finance Authority	NR		NR	NR	10%
Cendant	BBB+/F2		Baa1/P-2	BBB+/A-2	NA
Charter Mortgage	A-/F1		A3/P-2	NR	NA
CitiGroup Inc.	AA+/F1+		Aa1/P-1	AA-/A-1+	NA
Colorado Housing and Finance Authority	NR		NR	NR	10%
Countrywide	A/F-1		A3/P-2	A/A-1	NA
Deutsche Bank	AA-/F1+		Aa3/P-1	AA-/A-1+	NA
EMC Mortgage	A+/F-1+		A1/P-1	A/A-1	NA
Federal National Mortgage Association	NR		Aaa/P-1	AAA	NA
First Bank of Arizona	NR		NR	NR	10%
First Horizon Home Loans	NR		NR	NR	10%
First Nationwide Mortgage Corp.	NR		NR	NR	10%
First Union Mortgage Corp.	A+/F1		A1/P-1	A/A-1	NA
Fleet	A+/F1		A2	A+	NA
GMAC	BB/B		Ba1	BB/B-1	10%
Greenpoint Mortgage	BBB		Baa1	NR	NA
Goldman Sachs Group Inc.	AA-/F1+		Aa3/P-1	A+/A-1	NA
Guaranty Federal	NR		NR	NR	10%
Homeside Lending Inc.	A/WR		WR	A2/P-1	NA
IndyMac Bancorp, Inc.	BBB-/F2		NR	BB+/B	25%
JP Morgan Chase	A+/F1		A1/P-1	A+/A-1	NA
Leader Mortgage Corp.	NR		NR	NR	10%
Lehman Brothers	A+/F1+		A1/P-1	A+/A-1	NA
Morgan Stanley	AA-/F1+		Aa3/P-1	A+/A-1	NA
National City Mortgage	AA-/F1+		A1	A/A-1	NA
New Century Financial Corp.	NR		B1	BB	10%
Novastar	NR		NR	NR	10%
Ohio Savings Financial Corp.	NR		NR	NR	10%
Opteum	NR		NR	NR	10%
Option One	NR		NR	NR	10%
Principal	NR	P	-1	A-1+	NA
Resource Bankshare Mortgage	NR		NR	NR	10%
Sebring Capital	NR		NR	NR	10%
SouthStar Funding	NR		NR	NR	10%
Suntrust Bank	AA-/F1+		Aa2/P-1	AA-/A-1+	NA
Wachovia Corp.	AA-/F1+		Aa3/P-1	A+/A-1	NA
Wells Fargo	AA/F1+		Aa1/P-1	AA-/A-1+	NA

ANNEX B

EXHIBIT D-6(a)

FORM OF BAILEE AND SECURITY AGREEMENT LETTER
FOR APPROVED INVESTORS

DATE:

[Investor’s Name]
[Investor’s Address]

Re:	DHI MORTGAGE COMPANY, LTD.:
Sale of Mortgage Loans

Attached please find those Mortgage Loans listed separately on the attached schedule, which are being delivered to you for purchase.

The Mortgage Loans comprise a portion of the Collateral under (and as the term “Collateral” and capitalized terms not otherwise defined herein are defined in) that certain Loan Agreement entered into as of July 9, 2002 (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time), among CH FUNDING, LLC (the “Company”), the Issuer and Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the “Lenders” (as defined therein) (in such capacity, the “Administrative Agent”), and DHI MORTGAGE COMPANY, LTD. (“DHI Mortgage”), in its capacity as servicer thereunder, pursuant to that certain Security Agreement among the Company, the Administrative Agent, and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the “Collateral Agent”) dated as of July 9, 2002 (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). DHI Mortgage is reacquiring the Mortgage Loans from CH Funding and is offering such Mortgage Loans to you. Each of the Mortgage Loans is subject to a security interest in favor of the Administrative Agent on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account:

WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

U.S. Bank National Association, Minneapolis, MN

ABA#

For Credit to: CH Funding, LLC

Collection Account Number: 1047 5621 5240

Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than ninety (90) calendar days from the date hereof (or, with the consent of DHI Mortgage, such longer period, not to exceed one hundred and nineteen (119) calendar days, as approved). In no event shall any Mortgage Loan be returned to or sales proceeds remitted to DHI Mortgage or CH Funding; Mortgage Loans and/or sale proceeds must be returned to the Collateral Agent and/or to the settlement account above. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,

U.S. BANK NATIONAL ASSOCIATION,
as the Collateral Agent

By:

Name:

Title:

Address: 225 South Sixth Street
Mortgage Banking Services
EP-MN-M5M13
Minneapolis, MN55402-4302

ACKNOWLEDGEMENT OF RECEIPT:

[Investor]

By:
Name:
Title:
Datte:

Schedule of Mortgage Notes and Other Documents

ANNEX C

SCHEDULE I

		Bank Commitment	Group Bank
Bank	Bank Commitment	Percentage	Percentage
CALYON NEW YORK BRANCH
LLOYDS TSB BANK PLC
JP MORGAN CHASE BANK

TOTAL	$650,000,000	100%	100%